UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 23, 2017

TAKE-TWO INTERACTIVE SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34003	51-0350842
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

622 Broadway, New York, New York	10012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (646) 536-2842

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Form 8-K/A (this “Form 8-K/A”) is filed as an amendment to the Current Report on Form 8-K filed by Take-Two Interactive Software, Inc. (the “Company”) on May 23, 2017 (the “Original Form 8-K”). The Company had issued a press release announcing the financial results of the Company for its fourth fiscal quarter and fiscal year ended March 31, 2017 as Exhibit 99.1 to the Original Form 8-K. Subsequent to the issuance of that press release, the Company issued a corrected press release that added two tables containing “Additional Data” to the end of the press release.  No other changes were made to the original press release. The press release attached as an exhibit to this Form 8-K/A also corrects two typographical errors in order to conform the exhibit filed with the Original Form 8-K to the original press release filed with Business Wire.

Item 2.02              Results of Operations and Financial Condition

On May 23, 2017, the Company issued a press release announcing the financial results of the Company for its fourth fiscal quarter and fiscal year ended March 31, 2017.  A copy of the corrected version of the press release is attached to this Form 8-K/A as Exhibit 99.1 and is incorporated by reference herein.

The information included in this Form 8-K/A, including Exhibit 99.1 hereto, that is furnished pursuant to this Item 2.02 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.  In addition, the information included in this Form 8-K/A, including Exhibit 99.1 hereto, that is furnished pursuant to this Item 2.02 shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing.

Item 9.01              Financial Statements and Exhibits

(d)           Exhibits:

99.1                        Corrected Press Release dated May 23, 2017 relating to Take-Two Interactive Software, Inc.’s financial results for its fourth fiscal quarter and fiscal year ended March 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAKE-TWO INTERACTIVE SOFTWARE, INC.
(Registrant)

	By:	/s/ Matthew Breitman
Matthew Breitman
Senior Vice President, Deputy General Counsel & Corporate Secretary

Date: May 23, 2017

EXHIBIT INDEX

Exhibit	Description

99.1	Corrected Press Release dated May 23, 2017 relating to Take-Two Interactive Software, Inc.’s financial results for its fourth fiscal quarter and fiscal year ended March 31, 2017.